UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 30, 2017

CME Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31553	36-4459170
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 South Wacker Drive, Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 312-930-1000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) of this chapter or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 30, 2017, Kimberly S. Taylor announced that she is retiring from CME Group Inc. (the “Company”). Ms. Taylor served as President, Clearing and Post-Trade Services of CME Group since 2016. Previously, she served as President, Global Operations, Technology & Risk of CME Group since 2014 and as President, CME Clearing since 2004.

In connection with Ms. Taylor’s retirement, the Company and Ms. Taylor entered into a Retirement Agreement. Under the terms of the Retirement Agreement, Ms. Taylor will remain employed with the Company through December 31, 2017 (the “Retirement Date”). Under the Retirement Agreement, Ms. Taylor will receive her base salary through the Retirement Date, payment of accrued and unused vacation, a payment of $100,000 upon the signing of the Retirement Agreement and a severance payment of $1,750,000. Ms. Taylor’s outstanding restricted stock grants that would have otherwise vested if she had remained employed through the eighteen-month period immediately following the Retirement Date will become vested and she will continue to be eligible to vest in any performance-vesting equity awards during such eighteen-month period based on actual performance. During, the eighteen-month period, the Company will provide paid healthcare coverage. The severance payment, continued healthcare and the vesting of Ms. Taylor’s equity awards, both time- and performance- vesting, are subject to Ms. Taylor’s execution of a release of claims in favor of the Company.

The foregoing is only a summary of the key terms of the Retirement Agreement and is qualified in its entirety by the complete text of the agreement itself. A copy of the Retirement Agreement is attached to this Current Report as Exhibit 10.1 and is incorporated herein by reference as though fully set forth herein.

Item 9.01	Financial Statements and Exhibits.

d)	Exhibits: See Exhibit List

Exhibit List

Exhibit Number	Description of Exhibit

10.1	Retirement Agreement, dated November 30, 2017, between Chicago Mercantile Exchange Inc. and Kimberly S. Taylor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CME Group Inc.

December 1, 2017	By:	/s/ Kathleen M. Cronin
		Name:	Kathleen M. Cronin
		Title:	Senior Managing Director, General Counsel & Assistant Corporate Secretary